Exhibit 99.1
May 1, 2017
BroadSoft Reports First Quarter 2017 Financial Results
GAITHERSBURG, MD, May 1, 2017 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of software and services that enable telecommunications service providers to deliver hosted, cloud-based Unified Communications, or UC, to their enterprise customers, today announced financial results for the quarter ended March 31, 2017.
Financial Highlights for the First Quarter of 2017

•	Total revenue increased 9% year-over-year to $79.7 million

•	GAAP gross profit equaled 69% of total revenue; non-GAAP gross profit equaled 73% of total revenue

•	GAAP loss from operations totaled $(7.6) million; non-GAAP income from operations totaled $6.5 million or 8% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.35) per common share; non-GAAP diluted earnings per share equaled $0.19 per common share
Results for the three months ended March 31, 2017
Total revenue rose to $79.7 million in the first quarter of 2017, an increase of 9% compared to $73.1 million in the first quarter of 2016.
Net loss for the first quarter of 2017 was $(10.5) million, or $(0.35) per basic and diluted common share, compared to net loss of $(1.5) million, or $(0.05) per basic and diluted common share in the first quarter of 2016.
On a non-GAAP basis, net income in the first quarter of 2017 was $6.2 million, or $0.19 per diluted common share, compared to non-GAAP net income of $11.1 million, or $0.37 per diluted common share, in the first quarter of 2016. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We were pleased with our solid first quarter results. We made meaningful progress against our 2017 strategic objectives during the quarter. Our goals for this year are focused on making our service provider customers increasingly successful in addressing the cloud communications opportunity through a combination of product, sales and marketing-based initiatives,” said Michael Tessler, president and chief executive officer, BroadSoft. “With continued execution against our objectives, we believe that we will remain very well-positioned to take advantage of the secular trend of Unified Communications moving to the cloud."

"We have modestly revised our revenue guidance for 2017; however, from an overall business perspective we remain very positive on our long-term market opportunity," said Jim Tholen, chief financial officer, BroadSoft. "Our guidance change is due to a reduction in our professional services and subscription and support revenue expectations. We continue to expect software growth in the 7 to 10 percent range and are maintaining our non-GAAP earnings per share guidance in the range of $2.20 to $2.50.”
Guidance
For the second quarter of 2017, BroadSoft anticipates revenue of $84 to $88 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.20 to $0.32 per diluted common share. For the full year 2017, BroadSoft expects revenue of $380 to $390 million and earnings on a non-GAAP basis of $2.20 to $2.50 per diluted common share.

Conference Call
BroadSoft will discuss its first quarter 2017 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company’s convertible notes, foreign currency transaction gains and losses and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.
Non-GAAP cost of revenue, license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.
Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. BroadSoft defines non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly,

BroadSoft defines non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the second quarter of 2017, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2016 filed with the SEC on February 29, 2016, and in the Company’s other filings with the SEC. All information in this release is as of May 1, 2017. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is a technology innovator in cloud communications, collaboration, and contact center solutions for businesses and service providers across 80 countries. We are the market share leader for cloud unified communications with an open, mobile and secure platform trusted by 25 of the world's top 30 service providers by revenue. Our BroadSoft Business application suite empowers users and teams to share ideas and work simply to achieve breakthrough performance.
For additional information, visit www.BroadSoft.com.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.
Contact Information
For further information contact:
Investor Relations:
Chris Martin
+561-404-2130
cmartin@broadsoft.com

Media Contacts:
Brian Lustig, Bluetext PR
+1 301.775.6203
brian@bluetext.com

Niaobh Levestam, BroadSoft
+447919605660
nlevestam@broadsoft.com

BSFT-F

BroadSoft, Inc.
Unaudited Condensed Consolidated Balance Sheets

	March 31, 2017	December 31, 2016
	In thousands (except share and per share data)
Assets:
Current assets:
Cash and cash equivalents	$93,717	$82,993
Short-term investments	205,969	136,428
Accounts receivable, net of allowance for doubtful accounts of $166 at March 31, 2017 and $108 at December 31, 2016, respectively	96,127	121,817
Other current assets	23,666	17,431
Total current assets	419,479	358,669
Long-term assets:
Property and equipment, net	25,033	22,626
Long-term investments	76,427	144,159
Intangible assets, net	26,217	27,839
Goodwill	83,322	82,758
Deferred tax assets	30,076	7,042
Other long-term assets	7,879	8,107
Total long-term assets	248,954	292,531
Total assets	$668,433	$651,200
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$32,892	$33,854
Deferred revenue, current portion	93,342	97,037
Total current liabilities	126,234	130,891
Convertible senior notes	204,326	201,015
Deferred revenue	9,002	12,152
Other long-term liabilities	7,711	5,908
Total liabilities	347,273	349,966
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at March 31, 2017 and December 31, 2016; no shares issued and outstanding at March 31, 2017 and December 31, 2016	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at March 31, 2017 and December 31, 2016; 30,636,163 and 30,353,127 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	307	304
Additional paid-in capital	393,633	383,268
Accumulated other comprehensive loss	(20,968)	(21,845)
Accumulated deficit	(51,812)	(60,493)
Total stockholders’ equity	321,160	301,234
Total liabilities and stockholders’ equity	$668,433	$651,200

BroadSoft, Inc.
Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended March 31,
	2017	2016
	(in thousands, except per share data)
Revenue:
License software	$27,563	$30,909
Subscription and maintenance support	40,501	33,039
Professional services and other	11,605	9,188
Total revenue	79,669	73,136
Cost of revenue:
License software	1,711	1,729
Subscription and maintenance support	13,398	10,710
Professional services and other	9,913	8,359
Total cost of revenue	25,022	20,798
Gross profit	54,647	52,338
Operating expenses:
Sales and marketing	28,162	23,323
Research and development	20,751	18,121
General and administrative	13,333	11,313
Total operating expenses	62,246	52,757
Loss from operations	(7,599)	(419)
Other expense:
Interest expense	4,073	3,852
Interest income	(786)	(602)
Other, net	(192)	(511)
Total other expense, net	3,095	2,739
Loss before income taxes	(10,694)	(3,158)
Benefit from income taxes	(158)	(1,649)
Net loss	$(10,536)	$(1,509)
Net loss per common share:
Basic and diluted	$(0.35)	$(0.05)
Weighted average common shares outstanding:
Basic and diluted	30,487	29,140
Stock-based compensation expense included above:
Cost of revenue	$2,174	$1,722
Sales and marketing	4,526	3,556
Research and development	3,320	3,145
General and administrative	2,373	2,251

BroadSoft, Inc.
Unaudited Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
	2017	2016
	(In thousands)
Cash provided by (used in):
Operating activities	$19,283	$19,346
Investing activities	(7,134)	(48,075)
Financing activities	(2,727)	(1,642)
BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Beginning of period deferred revenue balance	$109,189	$111,054
End of period deferred revenue balance	102,344	102,725
Decrease in deferred revenue	(6,845)	(8,329)
Revenue	79,669	73,136
Revenue plus net change in deferred revenue	$72,824	$64,807

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Beginning of period deferred license software revenue balance	$17,662	$33,200
End of period deferred license software revenue balance	15,742	27,853
Decrease in deferred license software revenue	(1,920)	(5,347)
License software revenue	27,563	30,909
License software revenue plus net change in deferred license software revenue	$25,643	$25,562

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$72,559	$61,399
End of period deferred subscription and maintenance support revenue balance	67,302	57,464
Decrease in deferred subscription and maintenance support revenue	(5,257)	(3,935)
Subscription and maintenance support revenue	40,501	33,039
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$35,244	$29,104

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$18,968	$16,455
End of period deferred professional services and other revenue balance	19,300	17,408
Increase in deferred professional services and other revenue	332	953
Professional services and other revenue	11,605	9,188
Professional services and other revenue plus net change in deferred professional services and other revenue	$11,937	$10,141

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$1,711	$1,729
(percent of related revenue)	6%	6%
Less:
Stock-based compensation expense	106	158
Amortization of acquired intangible assets	505	333
Non-GAAP license cost of revenue	$1,100	$1,238
(percent of related revenue)	4%	4%

GAAP subscription and maintenance support cost of revenue	$13,398	$10,710
(percent of related revenue)	33%	32%
Less:
Stock-based compensation expense	964	652
Amortization of acquired intangible assets	1,021	1,052
Non-GAAP subscription and maintenance support cost of revenue	$11,413	$9,006
(percent of related revenue)	28%	27%

GAAP professional services and other cost of revenue	$9,913	$8,359
(percent of related revenue)	85%	91%
Less:
Stock-based compensation expense	1,104	912
Amortization of acquired intangible assets	176	175
Non-GAAP professional services and other cost of revenue	$8,633	$7,272
(percent of related revenue)	74%	79%

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$54,647	$52,338
(percent of total revenue)	69%	72%
Plus:
Stock-based compensation expense	2,174	1,722
Amortization of acquired intangible assets	1,702	1,560
Non-GAAP gross profit	$58,523	$55,620
(percent of total revenue)	73%	76%

GAAP license gross profit	$25,852	$29,180
(percent of related revenue)	94%	94%
Plus:
Stock-based compensation expense	106	158
Amortization of acquired intangible assets	505	333
Non-GAAP license gross profit	$26,463	$29,671
(percent of related revenue)	96%	96%

GAAP subscription and maintenance support gross profit	$27,103	$22,329
(percent of related revenue)	67%	68%
Plus:
Stock-based compensation expense	964	652
Amortization of acquired intangible assets	1,021	1,052
Non-GAAP subscription and maintenance support gross profit	$29,088	$24,033
(percent of related revenue)	72%	73%

GAAP professional services and other gross profit	$1,692	$829
(percent of related revenue)	15%	9%
Plus:
Stock-based compensation expense	1,104	912
Amortization of acquired intangible assets	176	175
Non-GAAP professional services and other gross profit	$2,972	$1,916
(percent of related revenue)	26%	21%

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Non-GAAP income from operations:
GAAP loss from operations	$(7,599)	$(419)
(percent of total revenue)	(10)%	(1)%
Plus:
Stock-based compensation expense	12,393	10,674
Amortization of acquired intangible assets	1,702	1,560
Non-GAAP income from operations	$6,496	$11,815
(percent of total revenue)	8%	16%

GAAP operating expense	$62,246	$52,757
(percent of total revenue)	78%	72%
Less:
Stock-based compensation expense	10,219	8,952
Non-GAAP operating expense	$52,027	$43,805
(percent of total revenue)	65%	60%

GAAP sales and marketing expense	$28,162	$23,323
(percent of total revenue)	35%	32%
Less:
Stock-based compensation expense	4,526	3,556
Non-GAAP sales and marketing expense	$23,636	$19,767
(percent of total revenue)	30%	27%

GAAP research and development expense	$20,751	$18,121
(percent of total revenue)	26%	25%
Less:
Stock-based compensation expense	3,320	3,145
Non-GAAP research and development expense	$17,431	$14,976
(percent of total revenue)	22%	20%

GAAP general and administrative expense	$13,333	$11,313
(percent of total revenue)	17%	15%
Less:
Stock-based compensation expense	2,373	2,251
Non-GAAP general and administrative expense	$10,960	$9,062
(percent of total revenue)	14%	12%

	Three Months Ended March 31,
	2017	2016
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(10,536)	$(1,509)
(percent of total revenue)	(13)%	(2)%
Adjusted for:
Stock-based compensation expense	12,393	10,674
Amortization of acquired intangible assets	1,702	1,560
Non-cash interest expense on our notes	3,311	3,087
Foreign currency transaction losses (gains)	(192)	(511)
Non-cash tax benefit	(484)	(2,232)
Non-GAAP net income	$6,194	$11,069
(percent of total revenue)	8%	15%

GAAP net loss per basic common share	$(0.35)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.41	0.37
Amortization of acquired intangible assets	0.06	0.05
Non-cash interest expense on our notes	0.11	0.11
Foreign currency transaction losses (gains)	(0.01)	(0.02)
Non-cash tax benefit	(0.02)	(0.08)
Non-GAAP net income per basic common share	$0.20	$0.38

GAAP net loss per diluted common share	$(0.35)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.39	0.36
Amortization of acquired intangible assets	0.05	0.05
Non-cash interest expense on our notes	0.10	0.10
Foreign currency transaction losses (gains)	(0.01)	(0.02)
Non-cash tax benefit	(0.02)	(0.07)
Non-GAAP net income per diluted common share *	$0.19	$0.37

* For the three months ended March 31, 2017 and 2016, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards and for the three months ended March 31, 2017, the non-GAAP net income per diluted common share calculation included the effect of the premium feature of the convertible senior notes (which were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 31,897 thousand and 29,654 thousand for the three months ended March 31, 2017 and 2016, respectively.